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                                                                   EXHIBIT 10.20

                            INTERCREDITOR AGREEMENT

     THIS INTERCREDITOR AGREEMENT (the "Agreement") dated as of ___________,
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1999 is entered into among MIDDLE BAY OIL COMPANY, INC. ("Borrower"),  BANK ONE,
                                                          --------
TEXAS, N.A., as agent for any holder of a Note under the Senior Loan Agreement ("Senior Lender") and SHOEINVEST II, LP ("Subordinated Lender").
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                              W I T N E S S E T H:

     WHEREAS, Borrower, the Lenders under the Senior Loan Agreement (the "Lenders") and Senior Lender entered into that certain Restated Credit Agreement
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dated of even date herewith (the "Senior Loan Agreement") pursuant to which the
                                  ---------------------
Lenders agreed to provide Borrower with a $250,000,000 revolving credit facility; and

     WHEREAS, Borrower and Subordinated Lender entered into a Securities Purchase Agreement dated July 1, 1999 (the "Subordinated Loan Agreement"),
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pursuant to which Borrower issued and Subordinated Lender purchased a certain
$10,700,000 Senior Subordinated Note dated August 27, 1999 (the "Subordinated
                                                                 ------------
Note"); and
----

     WHEREAS, the indebtedness evidenced by the Subordinated Note and all obligations of Borrower under the Subordinated Loan Agreement are herein called the "Subordinated Debt;" and
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     WHEREAS, to induce the Lenders and the Senior Lender to enter into the
Senior Loan Agreement, the Borrower and the Subordinated Lender have agreed to enter into this Agreement with the Senior Lender to subordinate the rights of the Subordinated Lender to the rights of the Lenders and the Senior Lender as provided herein.

     NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

     1.   Subordination of Subordinated Debt.  The payment of the Subordinated
          -----------------------------------
Debt is expressly subordinated to the prior payment in full in cash of the Senior Debt to the extent and in the manner set forth in this Agreement. Except as provided in Section 3 and Section 4 of this Agreement, the Borrower and Subordinated Lender hereby postpone and subordinate the Subordinated Debt to all Senior Debt. The Borrower and Subordinated Lender agree that so long as the Senior Loan Agreement is in effect and thereafter until the Senior Debt is paid in full in cash and, except as provided in Section 3 and Section 4 of this Agreement, Subordinated Lender will not demand, take or receive from the Borrower, in cash or property or by set-off or in any other manner, payment of or on account of, and the Borrower will not pay, the whole or any part of the

INTERCREDITOR AGREEMENT - Page 1
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Subordinated Debt.  As used herein, the term "Senior Debt" shall include any and
                                              -----------
all obligations owed to the Lenders and the Senior Lender by Borrower pursuant to the Senior Loan Agreement and the Notes issued in connection therewith, including principal, interest, post-petition interest during any bankruptcy proceeding (whether or not allowed or allowable by a court), fees, expenses, obligations on letters of credit, obligations relating to derivatives and any other amount due or to become due under the Senior Loan Agreement and Notes. Subordinated Lender expressly acknowledging that such Senior Debt includes indebtedness between the Borrower and the Lenders or the Senior Lender hereafter created or arising under the Senior Loan Agreement, and any and all renewals and extensions of all or any part of such indebtedness and liabilities.

     2.   Security for Subordinated Debt.  The parties agree that the
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Subordinated Debt shall be unsecured.

     3.   Payment of Credit Interest on Subordinated Debt.  The provisions of
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Section 1 hereof notwithstanding, the Borrower may pay and Subordinated Lender
may receive the interest  (the "Credit Interest") which is due and payable on
                                ---------------
the Subordinated Debt if (a) the full payment of all amounts then due and payable on the Senior Debt have been made or duly provided for in accordance with the Senior Loan Agreement, and (b) a Subordination Event (as defined below) has not occurred or would not occur as a result of such payment. Upon the occurrence of a Subordination Event, all claims of Subordinated Lender to the Credit Interest shall be subordinated to the prior payment in full of the Senior Debt, and all further payments of Credit Interest to Subordinated Lender shall immediately cease. After the occurrence of a Subordination Event, the payment of Credit Interest by the Borrower to Subordinated Lender may resume only if the Subordination Event has been cured to the satisfaction of the Senior Lender or waived in writing by Senior Lender (which waiver includes an express permission to pay such Credit Interest). "Subordination Event" means the occurrence of
                               -------------------
either (a) a Default or Event of Default for which Senior Lender has sent written notice of such Default or Event of Default (other than an Event of Default specified in Section 14(f) or (g) of the Senior Credit Agreement for which no such notice need be sent) to Borrower (a "Default Notice") or (b) a
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Borrowing Base deficiency under the Senior Loan Agreement.  Notwithstanding the above, if within one hundred eight (180) days after the sending of such Default Notice by Senior Lender such Default or Event of Default has not become the subject of (a) judicial proceedings or (b) an acceleration notice by Senior Lender, then Borrower (unless in such interval the provisions of this Section 3 have come into effect on account of any other Default or Event of Default that did not exist on the date of any prior Default Notice) shall resume paying, and Subordinated Lender shall be entitled to receive, Credit Interest until such time (if any) that such judicial proceedings are instituted, such acceleration notice is given or a Default Notice (on account of any other Default or Event of Default) is given and a period of one hundred eighty (180) days shall not have elapsed since the giving of such Default Notice as contemplated above.

     4.   Prepayment of Principal on the Subordinated Debt.  The provisions of
          -------------------------------------------------
Section 1 hereof notwithstanding, a part or all of the principal balance of the Subordinated Debt may be paid (the "Note Payment"), (a) if the Senior Debt has been paid in full in cash and all commitments of the

INTERCREDITOR AGREEMENT - Page 2
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Banks under the Senior Loan Agreement to make advances or lend money have terminated, or (b) with the prior written consent of the Lenders.

     5.   Restriction on Other Actions.  Prior to the payment in full in cash of
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the Senior Debt and the termination of all commitments of the Lenders under the
Senior Loan Agreement, Subordinated Lender shall not take any action to declare the Subordinated Note due or in default, collect or accelerate the Subordinated Debt or exercise any remedies in respect of the Subordinated Debt set forth in the Subordinated Loan Agreement or that may otherwise be available to Subordinated Lender, either at law or in equity, including but not limited to initiating any plan or proceeding pursuant to any bankruptcy, insolvency, or receivership proceeding, or seeking an assignment for the benefit of creditors or the marshalling of the assets and liability of the Borrower.

     6.   Proof of Claim/Power of Attorney.  In the event of any liquidation,
          ---------------------------------
conservatorship, bankruptcy, reorganization, rearrangement, debtor's relief, or other insolvency proceedings affecting the Borrower, the Subordinated Lender will at the Senior Lender's request and at Subordinated Lender's expense file any claims, proofs of claim, or other instruments of similar character necessary to enforce the obligations of the Borrower in respect of the Subordinated Debt and will hold in trust for the Senior Lender and pay over to the Senior Lender, in the form received, to be applied on the Senior Debt, any and all moneys, dividends, or other assets received in any such proceedings on account of the Subordinated Debt, unless and until the Senior Debt shall be paid in full.

     7.   Payments Held in Trust.  Except to the extent that Credit Interest is
          -----------------------
permitted to be paid to Subordinated Lender pursuant to the terms of Section 3 hereof or a Note Payment is permitted to be paid to Subordinated Lender pursuant to the terms of Section 4 hereof, should Subordinated Lender receive any payment or distribution from the Borrower upon or with respect to the Subordinated Debt, Subordinated Lender will forthwith deliver the same to the Senior Lender, in precisely the form received (except for endorsement or assignment of Subordinated Lender where necessary), for application on the Senior Debt and, until so delivered, the same shall be held in trust by Subordinated Lender as the Senior Lender's property. In the event of the failure of Subordinated Lender to make any such endorsement or assignment, the Agent is hereby irrevocably authorized to make the same.

     8.   No Modification of Subordinated Debt.  The Borrower and Subordinated
          -------------------------------------
Lender agree not to renew, extend, modify or amend in any material respect the Subordinated Debt or any instrument or agreement documenting or securing the Subordinated Debt without the prior written consent of the Senior Lender. Notwithstanding the foregoing, Borrower may, without the consent of Senior Lender, (a) extend the date on which payments are required under the Subordinated Note, (b) reduce the interest rate applicable to the Subordinated Note, (c) waive compliance with the terms of the Subordinated Note or loan documents associated therewith or any default arising from non-compliance or (d) relax or make less restrictive any covenant in the Subordinated Note or loan documents associated therewith. Notwithstanding any provision of this Agreement to the contrary,

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(i) Subordinated Lender may convert the Subordinated Note or a portion of such note into shares of common stock of Borrower at any time in accordance with the terms of such note, and (ii) the holder of a stock purchase warrant issued pursuant to the Subordinated Loan Agreement may exercise any such warrant, in whole or in part, for shares of common stock of Borrower in accordance with the terms of such warranty (provided such exercise shall not involve the payment of any cash by Borrower).

     9.   Waivers and Consents.  The Senior Lender, the Lenders and Borrower may
          ---------------------
at any time and from time to time extend, renew or otherwise alter, as the Senior Lender and Borrower may deem proper, the terms of any or all of the Senior Debt or of any security therefor or of any agreement providing therefor or relating to the Senior Debt or to such security, or accelerate the maturity of any or all of the Senior Debt in accordance with the terms thereof or of any agreement among the Senior Lender, the Lenders and Borrower, and the Senior Lender may exchange, sell, surrender, release, fail to resort to or realize upon or otherwise deal with any or all security for the Senior Debt, or release or fail to resort to or enforce guaranties or endorsements of, or of the liabilities of any obligors liable upon, the Senior Debt or release or fail to set-off any balance of funds of the Borrower with the Senior Lender or under the Senior Lender's control, and generally deal with the Borrower and all guarantors and endorsers of, and all obligors liable upon, the Senior Debt, as the Senior Lender sees fit, all without notice to or consent of Subordinated Lender and without affecting to any extent any obligation or liability of Subordinated Lender, or any of the Senior Lenders' or any Lender's rights, hereunder.
Without in any way limiting the foregoing, Subordinated Lender understands and agrees that the Senior Lender shall have uncontrolled power and discretion, without notice to Subordinated Lender, to deal in any manner with any indebtedness, interest, cost and expenses payable by or liability of the Borrower to the Lenders or the Senior Lender and any security or guaranties therefor. Subordinated Lender hereby waives and agrees not to assert against the Senior Lender or any Lender any rights which a guarantor or surety could exercise, and nothing in this Agreement shall be deemed to constitute Subordinated Lender as a guarantor or a surety. Subordinated Lender further consents and agrees to any action taken or omitted to be taken with respect to the Senior Loan Agreement, the Senior Loan Documents, the Senior Debt, and the security and collateral therefor, whether or not such action or omission prejudices Subordinated Lender or increases the likelihood that the Subordinated Debt will not be paid, and whether or not such circumstance might otherwise constitute a defense available to, or a discharge of, the Borrower or Subordinated Lender.

     10.  Subrogation.  No payment or distribution to the Senior Lender pursuant
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to the provisions of this Agreement shall entitle Subordinated Lender to exercise any rights of subrogation in respect hereof until all of the Senior Debt shall have been irrevocably and unconditionally paid in full in cash.

     11.  Further Assurances.  The Borrower and Subordinated Lender agree that
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any note representing the Subordinated Debt shall be stamped with a statement referring to the existence of this Agreement. The Borrower and Subordinated Lender each will, at its expense and from time to

INTERCREDITOR AGREEMENT - Page 4
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time, promptly execute and deliver all further instruments and documents, and take all further action that may be necessary or desirable, or that the Senior Lender may reasonably request, in order to protect any right or interest granted or purported to be granted hereby or to enable the Senior Lender to exercise and enforce its rights and remedies hereunder.

     12.  Representations.  Subordinated Lender warrants and represents to the
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Senior Lender that (a) it has the power and authority to execute, deliver and carry out the terms of this Agreement, (b) it has taken all necessary action to authorize the execution and delivery of this Agreement, (c) this Agreement has been duly executed and delivered by Subordinated Lender and constitutes the legal, valid and binding obligation of Subordinated Lender enforceable in accordance with its terms except to the extent that the enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally, and (d) attached hereto as Exhibit "A" is a true and correct copy of the Subordinated Note.
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     13.  Costs and Expenses.  Borrower agrees to pay, on demand, to the Senior
          -------------------
Lender all costs and expenses (including court costs and reasonable attorneys' fees) incurred by any Lenders or the Senior Lender in the enforcement of this Agreement.

     14.  Binding Effect.  This Agreement shall be immediately binding on the
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Senior Lender, Borrower and Subordinated Lender and the successors and assigns of the Senior Lender, the Lenders, Borrower and Subordinated Lender, and the covenants of Subordinated Lender and the Borrower in favor of the Senior Lender and the Lenders contained herein shall extend to, include, and be enforceable by, any transferee, assignee, or endorsee of the Senior Lender or the Lenders of any of the Senior Debt.

     15.  Governing Law.  This Agreement shall be governed by, and construed in
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accordance with, the laws of the State of Texas and is performable in Dallas
County, Texas.

     16.  Counterparts.  This Agreement may be executed in counterparts, each of
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which shall be deemed to be an original for all purposes.

     17.  Defined Terms.  Unless otherwise defined herein, terms used herein are
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used as defined in the Senior Loan Agreement.

     18. THIS INTERCREDITOR AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

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     EXECUTED as of the date first above written.


                              SUBORDINATED LENDER:
                              -------------------

                              SHOEINVEST II, LP,
                              a New Jersey limited partnership


                              By:_______________________________________________
                              Name:_____________________________________________
                              Title:____________________________________________



                              BORROWER:
                              --------

                              MIDDLE BAY OIL COMPANY, INC.,
                              an Alabama corporation


                              By:_______________________________________________
                              Name:_____________________________________________
                              Title:____________________________________________


                              SENIOR LENDER:
                              -------------

                              BANK ONE, TEXAS, N.A.,
                              a national banking association


                              By:_______________________________________________
                              Name:_____________________________________________
                              Title:____________________________________________

INTERCREDITOR AGREEMENT - Page 6